UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 28, 2005

CONCENTRA OPERATING CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-15699	75-2822620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5080 Spectrum Drive Suite 1200 – West Tower Addison, Texas		75001
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 364-8000

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Chairman’s Agreement

On November 28, 2005, Concentra Inc., the holder of all of the registrant’s capital stock (“Concentra”), entered into a Chairman’s Agreement (the “Agreement”) with Norman C. Payson, M.D., whereby Dr. Payson was engaged to serve as the non-executive Chairman of the Board of Directors of Concentra (the “Board”). Dr. Payson succeeds Paul B. Queally, a managing member of Welsh, Carson, Anderson & Stowe and affiliates, who remains a director of the Board.

Under the Agreement, Dr. Payson will serve as the non-executive Chairman of the Board for a one-year term, with automatically renewing one-year terms thereafter. In consideration for his services pursuant to the Agreement, Dr. Payson is entitled to receive non-qualified stock options to acquire shares of Concentra’s common stock, restricted shares of Concentra’s common stock, unrestricted shares of Concentra’s common stock and the right to purchase shares of Concentra’s common stock.

The Agreement entered into with Dr. Payson is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

2005 Stock Option and Restricted Stock Purchase Plan

The Concentra Inc. 2005 Stock Option and Restricted Stock Purchase Plan for Non-Executive Chairman (the “Plan”) became effective November 28, 2005. The purpose of the Plan is to provide Dr. Payson with the incentive to devote his best efforts to the business and financial success of Concentra, to be effected primarily through awards of options, restricted stock, and unrestricted stock.

The Plan will be administered by the Board and any committee thereof designated for such purpose (the “Administrator”). All awards made pursuant to the Plan will be determined by the Administrator.

The Plan provides that in the event of a dissolution or liquidation of Concentra, the Board may, in its discretion, provide that, upon written notice to Dr. Payson, all unexercised options will terminate prior to the consummation of such transaction, that Dr. Payson will receive a cash payment in a specified amount in exchange for the termination of options, or that all or any outstanding awards shall become exercisable or realizable in full prior to the consummation of such transaction.

The Plan will terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption, or (ii) by action of the Board. No awards may be made under the Plan after its termination; however, such termination shall not alter or impair any rights or obligations granted or incurred prior to such termination.

A copy of the Plan is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Option Awards

On November 28, 2005, Concentra and Dr. Payson entered into a Ten Year Option Award Agreement (“Ten Year Option”) and a Six Month Option Award Agreement (“Six Month Option”) under the Plan. The Ten Year Option awards Dr. Payson options to purchase 603,205 shares of Concentra common stock at an exercise price of $18.00 per share. Every three months for three years, 8.33% of the original number of options vest, with the remaining options vesting at the end of the three-year period. In the event that Dr. Payson exercises the Six Month Option, however, 12.5% of the original options under the Ten Year Option will vest every three months for two years, effective retroactively to November 28, 2005. In addition, vesting under the Ten Year Option will be accelerated and the options will become immediately and fully vested upon a “Change in Control” (as defined in the Chairman’s Agreement), an “Initial Public Offering” (as defined in the Chairman’s Agreement), a sale by Concentra of all or substantially all of one or more of its operating divisions representing 25% or more of Concentra’s consolidated EBITDA, or termination of the Chairman’s Agreement upon death, without “Cause” (as defined in the Chairman’s Agreement), for “Good Reason” (as defined in the Chairman’s Agreement), or because Dr. Payson becomes “Disabled” (as defined in the Chairman’s Agreement). Dr. Payson’s right to exercise the Ten Year Option expires ten years from the date of grant.

The Six Month Option awards Dr. Payson options to purchase 1,666,667 shares of Concentra common stock at an exercise price of $18.00 per share. The Six Month Option is fully vested as of the date of the award, and Dr. Payson’s right to exercise the options expires on May 30, 2006.

The Ten Year Option and the Six Month Option are attached as Exhibits 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Stock Awards

Under the Plan, Concentra and Dr. Payson also entered into a Restricted Stock Award Agreement, dated November 28, 2005, and an Unrestricted Stock Award Agreement, dated November 28, 2005. The Restricted Stock Award Agreement grants Dr. Payson 402,137 shares of restricted Concentra common stock. Every three months for three years, 8.33% of the original number of restricted shares vest, with the remaining restricted shares vesting at the end of the three-year period. In the event that Dr. Payson exercises the Six Month Option, however, 12.5% of the shares will vest every three months for two years, effective retroactively to November 28, 2005. In addition, vesting under the Restricted Stock Award Agreement will be accelerated upon a “Change in Control,” an “Initial Public Offering,” a sale by Concentra of all or substantially all of one or more of its operating divisions representing 25% or more of Concentra’s consolidated EBITDA, or termination of the Chairman’s Agreement upon death, without “Cause,” for “Good Reason” or because Dr. Payson becomes “Disabled.”

The Unrestricted Stock Award Agreement grants Dr. Payson 138,890 shares of Concentra common stock. The Unrestricted Stock Award Agreement is fully vested as of the date of the award.

The Restricted Stock Award Agreement and the Unrestricted Stock Award Agreement are attached as Exhibits 10.5 and 10.6, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Securities Purchase Agreement

In connection with the Agreement, Concentra and Dr. Payson entered into a Securities Purchase Agreement, dated as of November 28, 2005. Under the Securities Purchase Agreement, Dr. Payson purchased from Concentra 555,556 shares of Concentra common stock at a purchase price of $18.00 per share, for a total purchase price of $10,000,008. The Securities Purchase Agreement is attached as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by reference.

Stockholders Agreement and Registration Rights Agreement

In connection with the Agreement, the awards made to Dr. Payson thereunder, and the Securities Purchase Agreement, on November 28, 2005, Concentra entered into Amendment No. 4 to Stockholders Agreement with the stockholders named therein, whereby Dr. Payson joined and agreed to be bound by Concentra’s Stockholders Agreement. Amendment No. 4 to Stockholders Agreement is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additionally, on November 28, 2005, Concentra entered into Amendment No. 5 to Registration Rights Agreement with the stockholders named therein, whereby Dr. Payson joined and agreed to be bound by Concentra’s Registration Rights Agreement. Amendment No. 5 to Registration Rights Agreement is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 28, 2005, Dr. Payson was elected to the Board by the written consent of Welsh, Carson, Anderson & Stowe (“WCAS”), Concentra’s principal stockholder, in accordance with the terms of a Voting Agreement between Dr. Payson and WCAS (the “Voting Agreement”) whereby WCAS agreed to (i) use its best efforts to cause Concentra to comply with its obligations under the Agreement, (ii) cause its designees on the Board to nominate Dr. Payson for election and reelection to the Board, as the case may be, and (iii) vote all of its shares of Concentra common stock in favor of Dr. Payson’s election or re-election, as the case may be. No transactions have occurred within the last two years other than those mentioned in this report on Form 8-K to which Concentra was a party and Dr. Payson had or is to have a direct or indirect material interest.

Item 7.01. Regulation FD Disclosure.

On November 29, 2005, Concentra issued a press release regarding the naming of Dr. Payson as Concentra’s non-executive Chairman of the Board. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Limitation on Incorporation by Reference.

In accordance with General Instruction B.2. of Form 8-K, the information furnished pursuant to Item 7.01 in this report on Form 8-K, including the information contained in Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

4.1	Amendment No. 4 to Stockholders Agreement, dated November 28, 2005, by and among Concentra Inc. and the stockholders named therein.

4.2	Amendment No. 5 to Registration Rights Agreement, dated November 28, 2005, by and among Concentra Inc. and the stockholders named therein.

10.1	Chairman’s Agreement, dated November 28, 2005, by and between Concentra Inc. and Norman C. Payson, M.D.

10.2	Concentra Inc. 2005 Stock Option Plan and Restricted Stock Purchase Plan for Non-Executive Chairman, effective as of November 28, 2005.

10.3	Concentra Inc. Ten Year Option Award Agreement, dated November 28, 2005, by and between Concentra Inc. and Norman C. Payson, M.D.

10.4	Concentra Inc. Six Month Option Award Agreement, dated November 28, 2005, by and between Concentra Inc. and Norman C. Payson, M.D.

10.5	Concentra Inc. Restricted Stock Award Agreement, dated November 28, 2005, by and between Concentra Inc. and Norman C. Payson, M.D.

10.6	Concentra Inc. Unrestricted Stock Award Agreement, dated November 28, 2005, by and between Concentra Inc. and Norman C. Payson, M.D.

10.7	Securities Purchase Agreement, dated November 28, 2005, by and between Concentra Inc. and Norman C. Payson, M.D.

99.1	Press Release, dated November 29, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCENTRA OPERATING CORPORATION
(Registrant)

By:	/s/ Richard A. Parr II
Name:	Richard A. Parr II
Title:	Executive Vice President, General Counsel & Corporate Secretary

Date:	November 29, 2005

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

4.1	Amendment No. 4 to Stockholders Agreement, dated November 28, 2005, by and among Concentra Inc. and the stockholders named therein.

4.2	Amendment No. 5 to Registration Rights Agreement, dated November 28, 2005, by and among Concentra Inc. and the stockholders named therein.

10.1	Chairman’s Agreement, dated November 28, 2005, by and between Concentra Inc. and Norman C. Payson, M.D.

10.2	Concentra Inc. 2005 Stock Option Plan and Restricted Stock Purchase Plan for Non-Executive Chairman, effective as of November 28, 2005.

10.3	Concentra Inc. Ten Year Option Award Agreement, dated November 28, 2005, by and between Concentra Inc. and Norman C. Payson, M.D.

10.4	Concentra Inc. Six Month Option Award Agreement, dated November 28, 2005, by and between Concentra Inc. and Norman C. Payson, M.D.

10.5	Concentra Inc. Restricted Stock Award Agreement, dated November 28, 2005, by and between Concentra Inc. and Norman C. Payson, M.D.

10.6	Concentra Inc. Unrestricted Stock Award Agreement, dated November 28, 2005, by and between Concentra Inc. and Norman C. Payson, M.D.

10.7	Securities Purchase Agreement, dated November 28, 2005, by and between Concentra Inc. and Norman C. Payson, M.D.

99.1	Press Release, dated November 29, 2005.